SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

         / /      Preliminary Proxy Statement
         / /      Confidential,  for Use of the Commission Only (as permitted by
                  Rule 14a-6(e)2))
         /X/      Definitive Proxy Statement
         / /      Definitive Additional Materials
         / /      Soliciting   Material  Pursuant  to  Rule  14a-11(c)  or  Rule
                  14(a)-12


                  LUMENON INNOVATIVE LIGHTWAVE TECHNOLOGY, INC.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)



--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)


         Payment of filing fee (check the appropriate box):

         /X/      No fee required.

         / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------


         (2)      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------



         (4)      Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------





         (5)      Total fee paid:


--------------------------------------------------------------------------------


         / /      Fee paid previously with preliminary materials.


         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:



--------------------------------------------------------------------------------


         (2)      Form, Schedule or Registration Statement no.:



--------------------------------------------------------------------------------


         (3)      Filing Party:



--------------------------------------------------------------------------------


         (4)      Date Filed:

                  LUMENON INNOVATIVE LIGHTWAVE TECHNOLOGY, INC.
                            8851 TRANS-CANADA HIGHWAY
                    VILLE SAINT LAURENT, (QC), CANADA H4S 1Z6
                            -------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD NOVEMBER 21, 2000
                            -------------------------
         To Our Stockholders:

         We invite you to attend our annual stockholders' meeting on November 21, 2000 at the Hilton Montreal Aeroport, 12505 Cote de Liesse, Dorval, Quebec at 11:00 a.m. At the meeting, you will hear an update on our operations, have a chance to meet some of our directors and executives and act on the following matters:

         1. To elect three class I directors to our Board of Directors to serve for a three year term;

         2. To approve an amendment to our employee stock option incentive plan to increase the total number of shares of our common stock available for issuance under such plan from 2,500,000 shares to 6,000,000 shares;

         3. To ratify and approve the issuance of convertible notes and warrants, and the common stock issuable upon their respective conversion or exercise, under a securities purchase agreement with two investors;

         4. To ratify the appointment of KPMG LLP as our independent auditors for the fiscal year ending June 30, 2001; and

         5. To consider and act upon such other business as may properly come before the meeting and any adjournment thereof.

         This booklet includes this formal notice of the meeting and the proxy statement. The proxy statement tells you more about the agenda and procedures for the meeting. It also describes how our Board of Directors operates and gives personal information about our director nominees.

         Only stockholders of record at the close of business on October 24, 2000 will be entitled to vote at the annual meeting. Even if you only own a few shares, we want your shares to be represented at the annual meeting. We urge you to complete, sign, date, and return your proxy card promptly in the enclosed envelope.

         We have also provided you with the exact place and time of the meeting if you wish to attend in person.

                                        Dr. S. Iraj Najafi
                                        President and Chief Executive Officer

October 27, 2000
Ville Saint Laurent, Quebec

                  LUMENON INNOVATIVE LIGHTWAVE TECHNOLOGY, INC.
                            8851 TRANS-CANADA HIGHWAY
                    VILLE SAINT LAURENT, (QC), CANADA H4S 1Z6
                                  (514)331-3738

                                 PROXY STATEMENT
                        --------------------------------

                               GENERAL INFORMATION

         This proxy statement contains information related to the annual meeting of stockholders of Lumenon Innovative Lightwave Technology, Inc. to be held on Tuesday, November 21, 2000, beginning at 11:00 a.m. at the Hilton Montreal Aeroport, 12505 Cote de Liesse, Dorval, Quebec, and any adjournment thereof.

                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

         At the meeting, stockholders will hear an update on our operations, have a chance to meet some of our directors and executives and will act on the following matters:

                  1 To elect three class I directors to our Board of Directors to serve for a three year term;

                  2. To approve an amendment to our employee stock option incentive plan to increase the total number of shares of our common stock available for issuance under such plan from 2,500,000 shares to 6,000,000 shares;

                  3. To ratify and approve the issuance of convertible notes and warrants, and the common stock issuable upon their respective conversion or exercise, under a securities purchase agreement with two investors;

                  4.       To  ratify  the   appointment  of  KPMG  LLP  as  our
                           independent auditors for the fiscal year ending June 30, 2001; and

                  5. To consider and act upon such other business as may properly come before the meeting and any adjournment thereof.

WHO MAY VOTE

         Stockholders of Lumenon Innovative Lightwave Technology, Inc., as recorded in our stock register on October 24, 2000, may vote at the meeting. As of that date, we had 35,769,153 shares of common stock outstanding. We have only one class of voting shares. All shares in this class have equal voting rights of one vote per share.

HOW TO VOTE

         You may vote in person at the meeting or by proxy. We recommend that you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

         Our Board of Directors is asking for your proxy. Giving us your proxy means that you authorize us to vote your shares at the meeting in the manner you direct. You may vote for all, some, or none of our director nominees. You may also vote for or against the other proposals or abstain from voting.

         If you sign and return the enclosed proxy card but do not specify how to vote, we will vote your shares in favor of all our director nominees, the approval of the increase of shares reserved for issuance under our employee stock option incentive plan, the approval of the issuance of notes, warrants and underlying shares of common stock to two investors and the ratification of the appointment of KPMG LLP as our independent auditors.

         You may receive more than one proxy or voting card depending on how you hold your shares. If you hold shares through someone else, such as a broker, you may get materials from it asking how you want to vote. The latest proxy card we received from you will determine how we will vote your shares.

REVOKING A PROXY

         There are three ways to revoke your proxy. First, you may submit a new proxy with a later date up until the existing proxy is voted. Second, you may vote in person at the meeting. Last, you may notify our corporate secretary, Mark P. Andrews, in writing at 8851 Trans-Canada Highway, Ville Saint Laurent, Quebec, Canada H4S 1Z6, that you are revoking your proxy.

QUORUM

         In order to carry on the business of the meeting, we must have a quorum. This means at least a majority of the outstanding shares eligible to vote must be represented at the meeting, either by proxy or in person.

VOTES NEEDED

         The director nominees receiving a majority of the votes cast during the meeting will be elected to fill the seats of our class I directors. For the other proposals to be approved, we require the favorable vote of a majority of the votes cast. Only votes for or against a proposal will be counted. Votes that are withheld from voting on a proposal will be excluded entirely and will have no effect in determining the quorum or the majority of votes cast. Abstentions and broker non-votes will count for quorum purposes only and not for voting purposes. Broker non-votes occur when a broker returns a proxy but does not have the authority to vote on a particular proposal. Brokers that do not receive instructions are entitled to vote on the election of directors and the ratification of auditors.

ATTENDING IN PERSON

         Only stockholders, their proxy holders, and our invited guests may attend the meeting. If you wish to attend the meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and an identification with a photo to the meeting. For example, you could bring an account statement showing that you owned our shares as of October 24, 2000 as acceptable proof of ownership.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information concerning ownership of our common stock outstanding on October 24, 2000 by (i) each person known to be the beneficial owner of more than five percent of our common stock, (ii) each director, (iii) each of the executive officers named in the summary compensation table and (iv) by all directors and executive officers as a group. Unless otherwise indicated, each stockholder has sole voting power and sole dispositive power with respect to the indicated shares. Unless otherwise indicated, the address of each person listed below is c/o Lumenon Innovative Lightwave Technology, Inc., 8851 Trans-Canada Highway, Ville Saint Laurent, Quebec, Canada H4S 1Z6.


                                                                Number of Shares
                Directors, Executive                      of Common Stock Beneficially
            Officers and 5% Stockholders                            Owned (1)                      Percentage
           ------------------------------                          ----------                      ----------
Dr. S. Iraj Najafi..................................               5,037,500(2)       14.1%
Najafi Holding Inc. ................................               5,037,500(2)       14.1%
Dr. Mark P. Andrews.................................               4,735,100(3)       13.2%
Andrewma Holdings Inc...............................               4,687,500(3)       13.1%
Dr. Anthony L. Moretti (4)..........................                  25,000(5)        (6)
Molex Incorporated (4) .............................              10,466,667          29.3%
Denis N. Beaudry(7).................................                  50,000(7)        (6)
Dr. Chia-Yen Li.....................................                  50,000(8)        (6)
Vincent Belanger....................................                  23,650(9)        (6)
Reginald J.N. Ross..................................                 100,000(10)       (6)
Guy Brunet..........................................                      --(11)       --
Gilles Marcotte.....................................                   5,000(11)(12)   (6)
Pierre-Paul Allard..................................                  25,000(13)       (6)
Pierre-Andre Roy....................................                      --(11)       --
Felice Philip Meffe . . . . . . . . . . . . . . . . . . . .               --(14)       --
All directors and executive officers as a                         10,051,250(15)      27.9%
group...............................................

------------------------------------

(1) A person is deemed to be the beneficial owner of voting securities that can be acquired by such person within 60 days after October 24, 2000 upon the exercise or conversion of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not those held by any other person) and that are exercisable or convertible within 60 days after October 24, 2000 have been exercised or converted.

(2) Represents 5,037,500 shares owned by Najafi Holding Inc., of which Dr. Najafi is the sole stockholder.
(3) Represents (i) 47,600 shares of common stock issuable upon exercise of options held by Dr. Andrews and (ii) 4,687,500 shares owned by Andrewma Holdings Inc., of which Dr. Andrews is the sole stockholder.
(4) The address of Molex and Dr. Moretti is 2222 Wellington Court, Lisle, Illinois 60532.
(5) Dr. Moretti is the representative of Molex Incorporated on our Board of Directors. The shares reflected in the table above do not include the shares beneficially owned by Molex, as to which Dr. Moretti disclaims beneficial ownership. The shares reflected in such table represent 25,000 shares of common stock issuable upon exercise of an option held by Dr. Moretti. Please see "Certain Relationships and Related Transactions" on page 11 for a description of the agreements under which  Molex  is  entitled  to  designate  a  member  of our  Board  of
         Directors.
(6)      Less than 1%.
(7) Mr. Beaudry is the representative of Polyvalor and McGill University on our Board of Directors. The shares reflected in the table above do not include the shares beneficially owned by Polyvalor and McGill, as to which Mr. Beaudry disclaims beneficial ownership. The shares reflected in such table represent 50,000 shares of common stock issuable upon exercise of options held by Mr. Beaudry. Please see "Certain Relationships and Related Transactions" on page 11 for a description of the agreements under which Polyvalor is entitled to designate a member of our Board of Directors.
(8) Includes 25,000 shares of common stock issuable upon exercise of options held by Dr. Li. Does not include 200,000 shares issuable upon exercise of additional options that are not currently exercisable or exercisable within 60 days after October 24, 2000.
(9) Represents 23,650 shares of common stock issuable upon exercise of options held by Mr. Belanger. Does not include 240,000 shares issuable upon exercise of additional options that are not currently exercisable or exercisable within 60 days after October 24, 2000.
(10) Includes 50,000 shares of common stock issuable upon exercise of options held by Mr. Ross. Does not include 200,000 shares issuable upon exercise of additional options that are not currently exercisable or exercisable within 60 days after October 24, 2000.
(11) Does not include 50,000 shares of common stock issuable upon exercise of options held by each of Messrs. Brunet, Marcotte and Roy that are not currently exercisable or exercisable within 60 days after October 24, 2000.
(12) Includes 2,000 shares of common stock owned by Mr. Marcotte's wife and 2,000 shares of common stock owned by Gem Len Inc., a company which Mr. Marcotte controls.
(13) Does not include 25,000 shares of common stock issuable upon exercise of options held by Mr. Allard that are not currently exercisable or exercisable within 60 days after October 24, 2000.
(14) Does not include 200,000 shares issuable upon exercise of additional options that are not currently exercisable or exercisable within 60 days after October 24, 2000.
(15) Includes an aggregate of 221,250 shares of Common Stock issuable upon exercise of options.

                                 PROPOSAL NO. 1
                                               ELECTION OF DIRECTORS

         Our amended and restated certificate of incorporation provides for the classification of our Board of Directors into three classes. The current term of the class I directors will expire at the annual meeting and when their successors are duly elected and qualified. All of the nominees for election are currently class I directors. Management has no reason to believe that any of the nominees will be unable or unwilling to serve as a director, if elected. Should any nominee not be a candidate at the time of the meeting (a situation which is not now anticipated), proxies may be voted in favor of the remaining nominees and may be also voted for a substitute nominee selected by the Board of Directors.

         Unless authority is specifically withheld, proxies will be voted for the election of the nominees named below, to serve as class I directors for a term of office to expire at the third succeeding annual meeting of stockholders in 2003 and until their successors have been duly elected and qualified. Class I directors must be elected by a plurality of the votes cast, in person or by proxy, at the meeting. The class II and class III directors will continue to serve for the remainder of their respective terms, which, in the case of the three class II directors, will expire at the 2001 annual meeting of stockholders and which, in the case of the three class III directors, will expire at the 2002 annual meeting of stockholders.




         The names of the nominees and certain information concerning them are set forth below:


                                                       PRINCIPAL OCCUPATION                               FIRST YEAR
                           CLASS OF                  FOR THE PAST FIVE YEARS                                BECAME
NAME                       DIRECTOR              AND CURRENT PUBLIC DIRECTORSHIPS             AGE         A DIRECTOR
----                       --------              --------------------------------             ---         ----------
S. Iraj Najafi                 I        DIRECTOR, PRESIDENT AND CHIEF EXECUTIVE                46            1998
                                        OFFICER.  President and Chief Executive
                                        Officer of the Company since 1998.
                                        Researcher and professor at the
                                        Department of Electrical Engineering at
                                        the Ecole Polytechnique in Montreal since
                                        1986 (presently on leave of absence).
                                        Founded Photonics Research Group at
                                        Ecole Polytechnique.
Pierre-Paul                  I (1)      DIRECTOR.  General Manager and other                   40            1999
Allard                                  executive capacities at Cisco Systems,
                                        Canada since 1993.
Pierre-Andre Roy           I (1)(2)     DIRECTOR.  Chairman of the Company's                   59            2000
                                        Compensation Committee.  President of
                                        Bombardier Capital from 1995 until his
                                        retirement in February 2000.  Treasurer of
                                        Bombardier Inc. from 1995-1996.

         The names of the class II and class III directors and certain information concerning them are set forth below:


                                                       PRINCIPAL OCCUPATION                               FIRST YEAR
                            CLASS OF                  FOR THE PAST FIVE YEARS                               BECAME
NAME                        DIRECTOR             AND CURRENT PUBLIC DIRECTORSHIPS              AGE        A DIRECTOR
----                        --------             --------------------------------              ---        ----------
Mark P. Andrews                III       DIRECTOR, VICE PRESIDENT, CHIEF                       48            1998
                                         TECHNICAL OFFICER AND SECRETARY.  Vice
                                         President, Chief Technical Officer and
                                         Secretary of the Company since 1998.
                                         Professor at the Department of Chemistry
                                         at McGill University since 1990
                                         (presently on leave of absence).  Member
                                         of the Materials Research Society and the
                                         International Society for Optical
                                         Engineers.

Denis N. Beaudry               II        DIRECTOR.  Director of the Centre de                  56            1999
                                         Developpement Technologique of the
                                         Ecole Polytechnique since 1984.
                                         President and General Manager of
                                         Polyvalor since 1998.  Member of the
                                         Board of Directors of the Centre des
                                         Technologies Textiles, the College
                                         Rosemont, the Corporation de
                                         Financement de l'Institut de Cardiologie
                                         de Montreal, the Centre de Technologies
                                         du Gaz Naturel, the Corporation
                                         Commerciale de Materiaux Composites,
                                         the Centre de Developpement Rapide de
                                         Produits et de Procedes, and the firms
                                         Sinlab Inc., BioSyntech Inc., a
                                         biopharmaceutical company, Phytobiotech
                                         Inc., Polyplan Inc., Odotech Inc. and
                                         COESI Inc.

Guy Brunet                  II (1)(2)    DIRECTOR.  Branch Manager at Canaccord                48            2000
                                         Capital Corporation since April 2000.
                                         Investment Advisor for RBC Dominion
                                         Securities, Wood Gundy and Richardson
                                         Greenshields for over 20 years.

Gilles Marcotte              III (2)     DIRECTOR.  Chairman of the Company's                  61            2000
                                         Audit Committee.  Partner at KPMG LLP
                                         and its predecessor firms from 1979 until
                                         retirement in 1998.  Member of the
                                         Board of Directors of Marcotte
                                         Multimedia Inc. and Gem Lem Inc.
                                         President of the Quebec Symphony
                                         Orchestra and Caisse Populaire
                                         Desjardins de Charlesbourg.

                                                       PRINCIPAL OCCUPATION                               FIRST YEAR
                            CLASS OF                  FOR THE PAST FIVE YEARS                               BECAME
NAME                        DIRECTOR             AND CURRENT PUBLIC DIRECTORSHIPS              AGE        A DIRECTOR
----                        --------             --------------------------------              ---        ----------
Anthony L.                     III       DIRECTOR.  Employed in various executive              48            1999
Moretti                                  capacities with Molex Fiber Optics Inc.,
                                         Chicago, Illinois, since 1997.  Currently
                                         Director-Optoelectronic Development,
                                         Molex Fiber Optics Inc., a subsidiary of
                                         Molex.  Independent consultant for high
                                         tech companies from 1994 to 1997.


(1)      Member of the compensation committee of the Board of Directors.

(2)      Member of the audit committee of the Board of Directors.


MEETINGS AND COMMITTEES

         The Board of Directors held three meetings during the fiscal year ended June 30, 2000. From time to time during such periods, the Board of Directors acted by unanimous written consent. The Board has an audit committee and a compensation committee. We do not have a standing nominating committee. The customary functions of such committees are performed by the entire Board of Directors.

BOARD OF DIRECTORS COMPENSATION

         We do not currently pay fees to directors for their service on the Board of Directors. Our directors are reimbursed for their expenses incurred in attending meetings of the Board of Directors. Under the terms of our stock option incentive plan, directors are eligible for the grants of options.

         During the fiscal year ended June 30, 2000, non-employee directors were granted the following options to purchase common stock:

         Pierre-Paul Allard was granted an option to acquire 50,000 shares at a price of US$24.25 per share vesting over two years in equal tranches of 25,000 shares, exercisable for a period of two years after their vesting dates of December 7, 2001 and December 7, 2002, respectively.

         Guy Brunet was granted an option to acquire 50,000 shares at a price of US$28.00 per share vesting over two years in equal tranches of 25,000 shares, exercisable for a period of two years after their vesting dates of March 28, 2001 and March 28, 2002, respectively.

         Gilles Marcotte was granted an option to acquire 50,000 shares at a price of US$28.00 per share vesting over two years in equal tranches of 25,000 shares, exercisable for a period of two years after their vesting dates of March 28, 2001 and March 28, 2002, respectively.

         The Board of Directors will determine the remuneration of our directors during the current and subsequent fiscal years.

                       THE BOARD OF DIRECTORS RECOMMENDS A
                   VOTE FOR ELECTION OF EACH OF THE NOMINEES.

                                   MANAGEMENT

EXECUTIVE OFFICERS

         The  following  table  contains  certain   information   regarding  our
additional executive officers:


NAME                              POSITION WITH THE COMPANY, OCCUPATION FOR THE PAST                        AGE
----                              FIVE YEARS AND CURRENT PUBLIC DIRECTORSHIPS                               ---
                                  -------------------------------------------

Dr. Chia-Yen Li                   CHIEF OPERATING OFFICER.  Chief Operating Officer of the                  38
                                  Company since 1999.  Senior Scientist at MicroTouch
                                  Systems Incorporated from 1997 until joining the
                                  Company. Staff Scientist at NZ Applied Technologies from
                                  1995 to 1997.  Visiting Scholar at the Optical Services
                                  Center of the University of Arizona from 1994 to 1995.

Vincent Belanger, CA              VICE PRESIDENT FINANCE, CHIEF FINANCIAL OFFICER AND                       33
                                  TREASURER.  Vice President Finance of the Company since
                                  August 2000.  Chief Financial Officer and Treasurer of the
                                  Company since June 1999.   Vice President Finances and
                                  Corporate Controller of Viper International Holdings Ltd.
                                  from September 1998 until joining the Company.
                                  Corporate finance department of KPMG LLP from 1989
                                  until 1998.

Felice Philip Meffe               VICE PRESIDENT OF BUSINESS DEVELOPMENT AND MARKETING.                     46
                                  Vice President of Business Development and Marketing of
                                  the Company since May 2000.  Strategic Planning Director
                                  at Emerson-Astec from September 1998 until joining the
                                  Company.  International Accounts Director, among other
                                  positions, at Nortel from 1981 to September 1998.

Reginald J.N. Ross                VICE PRESIDENT OF CORPORATE DEVELOPMENT AND CHIEF OF                      39
                                  STRATEGIC OPERATIONS.  Vice President of Corporate
                                  Development and Chief of Strategic Operations of the
                                  Company since November 1999.  Independent consultant
                                  assisting companies in the information technology industry, focusing on optics and photonics, from September 1999
                                  through December 1999.  Chief Executive Officer and
                                  President of Fiberview Technologies Limited from June
                                  1999 to September 1999.  Program Manager for
                                  SpaceBridge Networks Corporation from August 1998 to
                                  May 1999.  Communications officer in the Department of
                                  National Defense retiring at the rank of Major prior to
                                  August 1998.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

         The following table sets forth, for the periods indicated, all compensation awarded to, earned by or paid to our chief executive officer. None of our other executive officers received compensation in excess of US$100,000 in 2000.


                                                                 Annual                                  Long-Term
                                                                 ------                                  ---------
                                                              Compensation                              Compensation
                                                              ------------                              ------------
    Name and Principal Position     Year               Salary(1)                   Bonus            # of Options
    ---------------------------     ----               ---------                   -----            ------------
S. Iraj Najafi                      2000               US$121,736                  -                -
Chief Executive Officer and         1999(2)            US$ 36,798                  -                200,000
President                           1998               US$ 31,311                  -                -

---------------------

(1) Certain of our executive officers routinely receive other benefits, the amounts of which are customary in our industry. We have concluded, after reasonable inquiry, that the aggregate amounts of such benefits during each of the periods reflected in the table above did not exceed the lesser of US$50,000 (CDN$73,600) or 10% of the compensation set forth above in respect of any such period.

(2) In 1998, we changed our fiscal year end to June 30, effective in 1999. Therefore, the amounts reported for fiscal year 1999 are for the six months ended June 30, 1999.

         The Board of Directors will determine the remuneration of our officers during the current and subsequent fiscal years.

EMPLOYMENT AGREEMENTS

         Dr. Mark P. Andrews is employed by us as Vice President and Chief Technical Officer pursuant to an employment agreement entered into July 7, 2000 and effective January 1, 1999 for a term of three years. The agreement provides for an initial base salary of US$84,539 (CDN$125,000) annually. On July 21, 2000, Dr. Andrews' base annual salary was increased to $202,893 (CDN$300,000). We also granted Dr. Andrews an option to acquire up to 200,000 shares of common stock. Throughout the employment period and for a period of three years thereafter, the agreement restricts Dr. Andrews ' ability to engage in activities competitive with those of ours. In addition, throughout the employment period and for a period of two years thereafter, Dr. Andrews has agreed that he will not solicit any person employed by us to leave our employ, or employ or solicit for employment any person who is employed by us. The agreement may be terminated by us (i) in the event of the bankruptcy, liquidation, or dissolution of Lumenon, (ii) if he commits certain acts constituting cause or (iii) if he is in material breach of the agreement. Dr. Andrews may terminate the employment agreement upon three months' prior written notice to us.

         Dr. Chia-Yen Li is employed by us as Chief Operating Officer pursuant to an employment agreement effective August 1, 1999 for a term of five years. The agreement provides for an initial base salary of US$84,539 (CDN$125,000) annually. We also granted Dr. Li an option to acquire up to 250,000 shares of common stock. Throughout the employment period and for a period of three years thereafter, the agreement restricts Dr. Li's ability to engage in activities competitive with those of ours. In addition, throughout the employment period and for a period of two years thereafter, Dr. Li has agreed that he will not solicit any person employed by us to leave our employ, or employ or solicit for employment any person who is employed by us. The agreement may be terminated by us (i) in the event of the bankruptcy, liquidation, or dissolution of Lumenon, (ii) if Dr. Li commits certain acts constituting cause or (iii) if he is in material breach of the agreement. Dr. Li may terminate the employment agreement upon three months' prior written notice to us.

         Vincent Belanger, CA is employed by us as Vice-President Finance, Chief Financial Officer and Treasurer pursuant to an employment agreement effective June 14, 1999 for a term of five years. The agreement provides for a base salary of US$101,447 (CDN$150,000) annually. We also granted Mr. Belanger an option to acquire up to 300,000 shares of common stock. Throughout the employment period and for a period of three years thereafter, the agreement restricts Mr. Belanger's ability to engage in activities competitive with those of ours. In addition, throughout the employment period and for a period of two years thereafter, Mr. Belanger has agreed that he will not solicit any person employed by us to leave our employ, or employ or solicit for employment any person who is employed by us. The agreement may be terminated by us (i) in the event of the bankruptcy, liquidation, or dissolution of Lumenon, (ii) if Mr. Belanger commits certain acts constituting cause or (iii) if he is in material breach of the agreement. Mr. Belanger may terminate the employment agreement upon one month's prior written notice to us.

         Reginald J.N. Ross is employed by us as the Vice President of Corporate Development and Chief of Strategic Operations pursuant to an employment agreement effective December 1, 1999 for a term of five years. The agreement provides for an initial base salary of US$84,539 (CDN$125,000) annually. We also granted Mr. Ross an option to acquire up to 300,000 shares of common stock. Throughout the employment period and for a period of three years thereafter, the agreement restricts Mr. Ross' ability to engage in activities competitive with those of ours. In addition, throughout the employment period and for a period of two years thereafter, Mr. Ross has agreed that he will not solicit any person employed by us to leave our employ, or employ or solicit for employment any person who is employed by us. The agreement may be terminated by us (i) in the event of the bankruptcy, liquidation, or dissolution of Lumenon, (ii) if he commits certain acts constituting cause or (iii) if he is in material breach of the agreement. Mr. Ross may terminate the employment agreement upon one month's prior written notice to us.

         Felice Philip Meffe is employed by us as Vice President Marketing and Business Development pursuant to an employment agreement effective June 9, 2000 for an indeterminate term. The agreement provides for an initial base salary of US$84,539 (CDN$125,000) annually. We also granted Mr. Meffe an option to acquire up to 250,000 shares of common stock. Throughout the employment period and for a period of one year thereafter, the agreement restricts Mr. Meffe's ability to engage in activities competitive with those of ours. In addition, throughout the employment period and for a period of one year thereafter, Mr. Meffe has agreed that he will not solicit any person employed by us to leave our employ, or employ or solicit for employment any person who is employed by us. The agreement may be terminated by us (i) in the event of the bankruptcy, liquidation, or dissolution of Lumenon, (ii) if Mr. Meffe commits certain acts constituting cause or (iii) if he is in material breach of the agreement. Mr. Meffe may terminate the employment agreement upon one month prior written notice to us.

         We have never granted any stock appreciation rights. No stock options were granted to our chief executive officer during the fiscal year ended June 30, 2000.

OPTION EXERCISED AND OPTION VALUES

         The following table provides information related to options exercised by our chief executive officer and the number of and value of options held by him on June 30, 2000.


                     Securities
                      Acquired          Aggregate                                                Value of Unexercised in the
                         On           Value Realized          Unexercised Options as of              money options as of
       Name           Exercise             ($)                    June 30, 2000 (#)                   June 30, 2000 ($)
       ----           --------             ---                    -----------------                   -----------------
                                                          Exercisable     Unexercisable      Exercisable      Unexercisable
                                                          -----------     -------------      -----------      -------------
S. Iraj Najafi      200,000       US$5,100,000            _               _                  _                _
                                (CDN$7,540,860)

OTHER COMPENSATION PLANS

         We have no pension plan or other compensation plans for our executive officers or directors.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On May 19 and June 21, 1999, we entered into several agreements with Molex Incorporated. The Molex agreements include a teaming agreement, a stock purchase agreement, a stock restriction agreement and a registration rights agreement. The teaming agreement was amended in March 2000. Under the teaming agreement, as amended, we agreed with Molex to jointly develop certain DWDM products related to the DWDM market and other photonics markets. Under the stock purchase agreement, Molex purchased 3,000,000 shares of common stock at a price of US$0.50 per share in two stages. We also issued to Molex a warrant to purchase 1,666,667 additional shares of common stock at a price of US$0.90 per share, which was exercised in November 1999. In addition, we issued the services warrant, which was exercised in full during the past fiscal year by Molex. Under the stock restriction agreement, (i) the consent of Molex is required for certain extraordinary actions relating to our governance and our operations and
(ii) certain of our stockholders have agreed not to sell their respective shares of common stock to a competitor of Molex without Molex's prior consent. Dr. Moretti, an officer of Molex Fiber Optics Inc., is Molex's designee as a director of the Company.

         We have entered into a license agreement with Polyvalor, a limited partnership, as represented by its General Partner, Polyvalor Inc. and McGill University (together, Polyvalor and McGill University referred to as the "licensor") pursuant to which we acquired the right through October 2017 to produce, sell, distribute and promote products derived from using the patents and know-how, as such terms are defined in the license agreement, of the licensor. Using a licensed sol-gel process of the licensor, we will design and develop integrated optical devices for DWDM and plastic optical fiber devices for the telecommunications and data communications markets. We will pay a royalty of 5% on gross sales, up to a maximum of US$2,367,104 (CDN$3,500,000) over the term of the license agreement. Additionally, we issued 750,000 shares of common stock to each of Polyvalor and McGill University. Mr. Beaudry, an officer of Polyvalor, is the designee of Polyvalor and McGill University as a director of Lumenon.

          REPORT OF THE COMPENSATION COMMITTEE OF BOARD OF DIRECTORS ON
                             EXECUTIVE COMPENSATION

GENERAL

         The Compensation Committee of the Board of Directors determines the cash and other incentive compensation that we pay to our Chief Executive Officer and other executive officers and is responsible for the administration of and granting of options under our employee stock option incentive plan.

COMPENSATION PHILOSOPHY

         The Compensation Committee's philosophy is to base management's compensation, in part, on achievement of our annual and long-term performance goals, to provide competitive levels of compensation, to recognize individual initiative, achievement and length of service and to enable us to attract, retain and reward executive officers who contribute to our overall success. The Compensation Committee believes that it is important to align our compensation program with our business objectives and performance and the long term interests of our stockholders and establish a method of executive compensation that is competitive with other companies that are similar to us in size, industry and geographic location, yet does not hinder our long term objectives. We currently use salary and stock options to meet these goals.

FORMS OF COMPENSATION

         We provide our executive officers with a compensation package that consists of cash, in the form of salary, equity in the form of stock options, and participation in benefit plans generally available to other employees. In setting total compensation, the Compensation Committee considers individual and our overall performance, as well as market information regarding compensation paid by other companies in our industry.

         SALARY.  Base  salaries for our  executive  officers are  initially set based on negotiation with individual executive officers at the time of recruitment and are based upon the responsibilities of the position and the experience of the individual in our industry and in management, and by reference to the competitive marketplace for management talent. The Compensation Committee reviews base salaries for corresponding positions at comparable companies. The Compensation Committee reviews annually the base salaries and bonuses, if any, of our executive officers, and the Board of Directors acts upon the recommendations of the Compensation Committee in this regard. Annual salary adjustments are determined by evaluating the competitive marketplace; our overall performance; our cash flow and cash management; the performance of the executive; the length of the executive's service to us and any increase in the responsibilities assumed by the executive. We believe that the salaries we pay to our executives salaries are in the low range in relation to other comparable companies in our industry and geographic location.

         STOCK OPTIONS. The Compensation Committee grants stock options to our executive officers under our employee stock option incentive plan. The plan is intended to assist us in securing and retaining key employees by allowing them to participate in our ownership and growth through the grant of stock options. The granting of such options serves as partial consideration for employment services and gives key employees an additional inducement to remain in our employ and provides them with an increased incentive to work toward our success. The number of shares subject to options granted to our employees is a key factor in creating compensation packages that permit us to compete with other prospective employers.

         During the fiscal year ended June 30, 2000, the Compensation Committee granted the following options to our executive officers: (i) options to purchase 250,000 shares of our Common Stock to Dr. Chia-Yen Li, our Chief Operating Officer, (ii) options to purchase 300,000 shares of our Common Stock to

Vincent Belanger, CA, our Vice President-Finance, Chief Financial Officer and Treasurer, and (iii)options to purchase 300,000 shares of our Common Stock to Reginald J.N. Ross, our Vice President of Corporate Development and Chief of Strategic Operations. All of such options were granted when we entered into the respective employment agreements with such individuals.

         OTHER BENEFITS. Our executive officers are entitled to participate in the benefit plans that we make available to our employees.

CHIEF EXECUTIVE OFFICER COMPENSATION

         During fiscal year 2000, the compensation of the Chief Executive Officer, Dr. S. Iraj Najafi, was determined in accordance with the policies and criteria set forth above. Dr. Najafi's base annual salary of US$121,736
(CDN$180,000)   for  fiscal  year  2000  reflects  his   position,   duties  and
responsibilities. On July 21, 2000, Dr. Najafi's base annual salary was increased to $202,893 (CDN$300,000). The Compensation Committee did not grant any stock options to Dr. Najafi during the fiscal year ended June 30, 2000.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         There are no transactions requiring disclosure under Item 402 (j) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

                 The Compensation Committee of the Board of Directors Pierre-Paul Allard, Guy Brunet and Pierre-Andre Roy (Chairman)

                                PERFORMANCE GRAPH

         COMMON STOCK PERFORMANCE. The following graph compares, for each of the fiscal years indicated, the yearly percentage change in our cumulative total stockholder return on our common stock with the cumulative total return of (a) the Russell 2000 Index, a broad equity market index, and (b) an index consisting of the following companies: 8x8 Inc., Alliance Semiconductor CP, Atmel Corp., Dense-Pac Microsystems Inc., Galileo Technology Ltd., Integrated Silicon Solution, Inc., IXYS Corporation, M- Systems Flash Disk Pioneers Ltd., Macronix International Co. Ltd., Micron Technology Inc., Rambus Inc., Ramtron International Corp., Silicon Storage Tech Inc., Smart Modular Tech Inc., Xicor Inc.

       COMPARE CUMULATIVE TOTAL RETURN AMONG LUMENON INNOVATIVE LIGHTWAVE
              TECHNOLOGY, INC. RUSSELL 200 INDEX AND MG GROUP INDEX


COMPANY/INDEX/MARKET                              FISCAL YEAR ENDING
                              ----------------------------------------------------------------
                              9/30/1998     13/31/1998     3/31/1999    6/30/1999    9/30/1999

Lumenon Innovative              100.00        25.00          56.00       200.00        953.00

Semiconductor-Memory Chips      100.00       161.16         144.82       150.36        218.66

Russell 2000 Index              100.00       116.00         109.33       125.91        117.55

SOURCE:   MEDIA GENERAL FINANCIAL SERVICES
          P.O. BOX 85333
          RICHMOND, VA 23293
          PHONE:  1-(800) 446-7922
          FAX:    1-(800) 649-6826

                                 PROPOSAL NO. 2
              APPROVAL OF INCREASE OF SHARES RESERVED FOR ISSUANCE
                 UNDER THE EMPLOYEE STOCK OPTION INCENTIVE PLAN

         The Board of Directors proposes that the amendment to our employee stock option incentive plan to increase from 2,500,000 shares of common stock to 6,000,000 shares of common stock the number of shares reserved for issuance upon the exercise of options granted or to be granted under the plan be approved.

         The plan is administered by the compensation committee of the Board of Directors. The compensation committee may from time to time designate individuals to whom options to purchase shares of common stock may be granted and the number of shares to be optioned to each. The total number of shares of common stock to be optioned to any one individual may not exceed 5% of the total of the issued and outstanding shares. The option price per share of common stock that is the subject of any option is fixed by the compensation committee when such option is granted and cannot involve a discount to the market price at the time the option is granted. The period during which an option is exercisable may not exceed 10 years from the date of grant. In the event of certain basic changes in the Company, including a reorganization, merger or consolidation, or the purchase of shares pursuant to a tender offer for shares of common stock, in the discretion of the compensation committee, each option may become fully and immediately exercisable.

         The plan may be amended, suspended, reinstated or terminated by the Board of Directors; provided, however, that without approval of affected optionees, no amendment may be made that adversely affects the benefits accruing to optionees under the Plan.

         Options granted under the plan are not assignable or transferable, except by will or the laws of intestate succession. Stock options granted under the plan may be exercised by the optionee (or the optionee's legal representative) only while the optionee is employed by us, or within 90 days after termination of employment due to a permanent disability, or within one year after termination of employment due to retirement. The executor or administrator of a deceased optionee's estate or the person or persons to whom the deceased optionee's rights thereunder have passed by will or by the laws of descent and distribution will be entitled to exercise the option within one year after the decedent's death. Stock options expire immediately in the event an optionee is terminated with cause or resigns. All of the aforementioned exercise periods are subject to the further limitation that an option will not, in any case, be exercisable beyond its stated expiration date.

         The Board of Directors, by unanimous vote at its meeting on March 1, 2000, and by unanimous written consent on July 21, 2000, voted to increase the shares available for issuance under the plan from 2,500,000 to 6,000,000.

         At last year's annual meeting, a majority of the stockholders ratified our employee stock option incentive plan. The plan enables us to remain highly competitive and provide sufficient equity incentives to attract and retain highly-qualified and experienced employees. The Board of Directors believes that approval of this amendment is in the best interest of us and our stockholders because the availability of an adequate reserve of shares under the plan is an important factor in attracting, motivating and retaining qualified officers and employees essential to our success and in aligning their long-term interests with those of the stockholders. Options may be granted to (i) our directors, officers and other full-time salaried employees with managerial, professional or supervisory responsibilities, and (ii) consultants and advisors who render us bona fide services, in each case, if the compensation committee determines that such officer, employee, consultant or advisor has the capacity to make a substantial contribution to our success.

         The plan currently authorizes the issuance of a maximum of 2,500,000 shares of common stock pursuant to the exercise of options granted thereunder. If the amendment is approved, then the plan will authorize the issuance of a maximum of 6,000,000 shares. As of October 15, 2000, stock options to purchase 4,568,000 shares of common stock, at exercise prices ranging from $1.00 to $28.00 per share, vesting over a 5 year period have been granted under the plan, of which options to purchase 2,068,000 shares of common stock have been granted subject to stockholder approval of the amendment. Options to purchase 897,350 shares of common stock were exercised through the record date for the meeting. Options to purchase 3,590,150 shares of common stock were outstanding as of the date hereof, taking into account options to purchase 30,000 shares which were canceled. No options were granted to our chief executive officer during the fiscal year ended June 30, 2000 and through the record date for the meeting, options to purchase shares of common stock have been granted pursuant to the plan to (i) the chief executive officer, (ii) all current executive officers as a group (iii) all employees, including all current officers who are not executive officers, as a group, and (iv) non-employee directors during the fiscal year ended June 30, 2000 and through the record date as follows:


                                              NUMBER OF OPTIONS (#)(1)(2)

Chief Executive Officer                                  300,000

Executive Group                                        1,150,000

Non-Executive Director Group                             250,000

Non-Executive Officer Employee Group                   1,257,000

-------------------------
(1) On the record date, the last reported sales price of the common stock as reported on The Nasdaq National Market was $14.3125 per share.
(2) Information contained in this table is duplicative of information contained in "Executive Compensation" and does not signify additional grants of options to purchase shares of common stock.

         The affirmative vote of a majority of the votes cast by holders of our common stock is required to approve the increase.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
               FOR THE APPROVAL OF THE INCREASE OF SHARES RESERVED
          FOR ISSUANCE UNDER THE EMPLOYEE STOCK OPTION INCENTIVE PLAN.

                             ---------------------

                                 PROPOSAL NO. 3
                   ISSUANCE OF CONVERTIBLE NOTES AND WARRANTS
                      AND UNDERLYING SHARES OF COMMON STOCK


         On July 25,  2000,  we sold  US$35,000,000  (CDN$51,751,000)  aggregate principal amount of convertible notes due July 25, 2005 to two institutional investors. The securities purchase agreement and NASD Rule 4460(i) require us to solicit the approval of our stockholders for the issuance of such securities at the first meeting of our stockholders occurring after the issuance of the securities. If we do not receive shareholder approval by such date, there will be an event of default under the notes which would entitle the noteholders to accelerate the maturity of the notes as described below. Accordingly, our Board of Directors is seeking the vote of our stockholders to ratify and approve the issuance of the convertible notes and warrants, and the common stock issuable upon their respective conversion or exercise.

         The notes bear interest at rate of 7 1/2% per annum, which is payable upon the earlier to occur of the repayment or conversion of the notes. The notes are convertible from and after issuance into shares of common stock at a price equal to the average of the closing bid prices of our common stock for the five consecutive trading days ending immediately prior to conversion, but in no event less than US$7.00, nor more than US$25.00 per share (unless a default under the notes has occurred). Commencing 30 months after the issuance of the notes, we may require their conversion provided that (i) the volume weighted average price for our common stock for any 40 consecutive trading days equals or exceeds $50.00, (ii) the average trading volume of our common stock during such 40 consecutive trading days equals or exceeds 120,000 shares per day, (iii) the shares of common stock issuable upon conversion of the notes are authorized and reserved for issuance, registered for resale and eligible to be traded on the New York Stock Exchange, the American Stock Exchange or The Nasdaq National Market and (iv) there is not an uncured event of default under the notes.

         The notes provide for various events of default, which would entitle their holders to require the immediate repayment of the notes, together with an additional default amount. The amount payable upon an event of default would be equal to the greater of (i) 115% of aggregate principal amount of the notes plus all accrued and unpaid interest on the notes and (ii) the quotient of (a) the aggregate principal amount of the notes plus all accrued and unpaid interest on the notes divided by (b) the conversion price on the date we receive notice of the default multiplied by the highest closing bid price of our common stock during the period beginning on the date we receive notice of the default and ending the date preceding the payment of the default amount. Such events of default include our failure to pay the principal amount of the notes or accrued interest on the notes for five trading days after the due date, our failure to make any payment with respect to any indebtedness greater than $100,000 to a third party, our default under any agreement that would materially adversely effect us, the suspension of our common stock from trading for an aggregate of 10 trading days in any nine month period, the failure to have an investor registration statement declared effective by April 21, 2001, the suspension of such effectiveness for more than 30 days, our failure to remove restrictive legends from the certificates for our common stock, our indication to any holder of the notes that we do not intend to issue shares of common stock upon conversion of the notes, our breach of any material term of the notes or the other agreements entered into in connection with the notes, the institution of bankruptcy proceedings, and the failure to have the stock purchase agreement approved by stockholders by December 31, 2000.

         The holders of the notes may also require their repayment, together with an additional redemption amount (calculated as described above for an event of default), upon certain extraordinary events, such as the sale or disposition of all or substantially all of our assets, a merger or consolidation where we are not the surviving entity and the acquisition of at least 50% of the voting power of common stock owned by one person, entity or group (other than our current majority holders). The conversion price of the notes and the number of shares of our common stock issuable upon conversion are subject to adjustment upon the occurrence of certain capital events and upon the occurrence of certain dilutive issuances of our securities.

         In connection with the financing, we issued to the purchasers five year warrants to purchase an aggregate of 5,000,800 shares of common stock, vesting 18 months after issuance, based upon the volume weighted average price of the common stock during the five consecutive trading days preceding vesting. If the volume weighted average price is equal to or less than US$30.00, then the exercise price will be US$10.00. If the volume weighted average price is greater than US$30.00, but less than US$70.00, then the exercise price will be the sum of US$10.00, plus one-half of the excess over US$30.00. If the volume weighted average price is greater than US$70.00, then the exercise price will be US$30.00. The number of shares of common stock issuable upon exercise of the warrants and the exercise price of the warrants are subject to adjustment upon the occurrence of certain dilutive issuances of our securities, including the issuance of convertible securities at a conversion/exercise price that is less than the then current market price, stock splits, stock dividends and other recapitalizations. In addition, upon a consolidation, merger or sale in which we are not the surviving entity, we must require that our successor assume our obligations under the warrants. If we declare or make any distribution of assets or rights to acquire shares to our stockholders, the holders of the warrants, upon exercise thereof, will be entitled to receive the amount of such assets or rights as if such holder had been a holder of common stock on the date of such distribution. In the event of a default under the notes or in certain other of our obligations to the purchasers, vesting of the warrants may be accelerated.

         We agreed with the purchasers of the notes that for a period of 180 days after the issuance of the notes, we would not, without the prior consent of the purchasers, obtain additional equity or equity-linked financing and that for a further period of 180 days, should we propose to engage in any equity or equity-linked financing, we would offer the purchasers the opportunity to provide such financing upon the terms and conditions proposed. Such agreement is not applicable to business combinations or firm commitment public offerings.

         We also entered into a registration rights agreement that provides the holders of the convertible notes and warrants with certain rights to the registration of the shares of common stock issuable upon conversion of the notes or exercise of the warrants. According to the terms of the agreement, we filed a registration statement on September 11, 2000 with the Securities and Exchange Commission. The investors have also been granted so-called "piggyback" registration rights to participate in any registration by us in respect of the resale of our common stock during a specified period that ends upon the earlier of the time that all of the registrable securities become eligible for resale under Rule 144 under the Securities Act of 1933, as amended, or that all of the registrable securities have been sold by the investors.

         We believe that the funds raised in the July 2000 financing, together with cash on hand and term deposits, will enable us to meet our financial needs until at least December 2001. The financing will enable management to focus its time and efforts on research and development and our overall growth rather than on financing activities. The proceeds of sale of the notes are also being used in part to complete the buildout of our new manufacturing facility in Ville Saint-Laurent, which has been designed for the high volume production of packaged integrated optic devices in the form of compact hybrid glass circuits on silicon chips.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
               FOR APPROVAL OF THE PROPOSAL TO RATIFY AND APPROVE
           THE ISSUANCE OF THE CONVERTIBLE NOTES AND WARRANTS, AND THE
      COMMON STOCK ISSUABLE UPON THEIR RESPECTIVE CONVERSION OR EXERCISE.

                                 PROPOSAL NO. 4
                      RATIFICATION OF SELECTION OF AUDITORS

         The Board of Directors appointed KPMG LLP to serve as our independent auditors for the fiscal year ending June 30, 2001. While we are not required to do so, the Board of Directors is submitting to stockholders for ratification the appointment of KPMG LLP as our independent auditors in order to ascertain the stockholders' views. Such ratification of the selection of KPMG LLP will require the affirmative vote of the holders of a majority of the shares of our common stock entitled to vote thereon and represented at the meeting. If the stockholders do not ratify the appointment of KPMG LLP, the Board of Directors will consider the selection of other independent auditors.

         Representatives of KPMG LLP are expected to be present at the meeting and to be available to respond to appropriate questions. Such representatives will have the opportunity to make a statement if they desire to do so.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
              THE SELECTION OF THE INDEPENDENT PUBLIC ACCOUNTANTS.

                           -------------------------
                             SOLICITATION STATEMENT

         We will bear all expenses in connection with the solicitation of proxies. In addition to the use of the mails, solicitations may be made by our regular employees, by telephone, telegraph or personal contact, without additional compensation. We will, upon their request, reimburse brokerage houses and persons holding shares of common stock in the names of nominees for their reasonable expenses in sending solicited material to their principals.

                              STOCKHOLDER PROPOSALS

         Stockholder proposals made in accordance with Rule 14a-8 under the Exchange Act and intended to be presented at the Company's 2001 Annual Meeting of Stockholders must be received by the Company at its principal office at 8851 Trans-Canada Highway, Ville Saint Laurent, Quebec, Canada H4S 1Z6 no later than June 30, 2001 for inclusion in the proxy statement for that meeting.

         Our by-laws require that a stockholder give advance notice to us of nominations for election to the Board of Directors and of other matters that the stockholder wishes to present for action at an annual meeting of stockholders (other than matters included in our proxy statement in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended). Such stockholder's notice must be given in writing, include the information required by our by-laws and the proxy rules, and be delivered or mailed by first class United States mail, postage prepaid, to our secretary at our principal offices. We must receive such notice not less than 45 days prior to the to the first anniversary of the date of this year's annual meeting of stockholders. Thus, notice of a director nomination or stockholder proposal for our 2001 annual meeting of stockholders must be received by us no later than October 8, 2001.

         The advance notice provisions of our by-laws supersede the notice requirements contained in Rule 14a-4 under the Securities Exchange Act of 1934, as amended. Any stockholder proposal must also comply with other applicable provisions of our amended and restated certificate of incorporation and by-laws. We will not consider a stockholder proposal unless it is presented in accordance with the foregoing requirements.

                                 ANNUAL REPORTS

         We have sent, or are concurrently sending, all of our stockholders of record as of October 24, 2000 copies of our Annual Report on Form 10-K and our Annual Report to Stockholders for the fiscal year ended June 30, 2000. Such reports contain our certified consolidated financial statements for the fiscal year ended June 30, 2000.

                                  OTHER MATTERS

         The Board of Directors knows of no other business that will be presented to the meeting. If any other business is properly brought before the meeting, it is intended that proxies in the enclosed form will be voted with respect to any such matters in accordance with the judgment of the persons voting the proxies.



                                            By Order of the Board of Directors,


                                            Dr. Mark P. Andrews
                                            Secretary

October 27, 2000

PROXY

                  LUMENON INNOVATIVE LIGHTWAVE TECHNOLOGY, INC.
                            8851 TRANS-CANADA HIGHWAY
                    VILLE SAINT LAURENT, (QC), CANADA H4S 1Z6

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints S. Iraj Najafi, Mark P. Andrews and Vincent Belanger and each of them, as proxy, each with the power to appoint his substitute, and hereby authorizes each to represent and to vote as designated below all the shares of common stock of Lumenon Innovative Lightwave Technology, Inc., held of record by the undersigned on October 24, 2000, at the annual meeting of stockholders to be held on November 21, 2000, and at any postponements or adjournments thereof. The proposals referred to below are described in our proxy statement for our annual meeting of stockholders dated October 27, 2000.

         The undersigned hereby instructs such proxies on their substitutes:

1.       ELECTION OF DIRECTORS:

         The election of S. Iraj Najafi, Pierre-Paul Allard and Pierre-Andre Roy to class I of the Board of Directors for a three year term.

                    WITHHOLD AUTHORITY
FOR ALL             TO VOTE FOR ALL             ________________________
NOMINEES ___        NOMINEES ___                ________________________
                                                TO WITHHOLD AUTHORITY TO
                                                VOTE FOR ANY INDIVIDUAL
                                                NOMINEE(S), PRINT NAME ABOVE.

2. APPROVAL OF THE INCREASE OF SHARES RESERVED FOR ISSUANCE UNDER OUR EMPLOYEE STOCK OPTION INCENTIVE PLAN:


         _______FOR                _______AGAINST             _______ABSTAIN

3. APPROVAL OF ISSUANCE OF CONVERTIBLE NOTES AND WARRANTS AND THE COMMON STOCK ISSUABLE UPON THEIR RESPECTIVE CONVERSION OR EXERCISE:

         _______FOR                _______AGAINST             _______ABSTAIN

4.       RATIFICATION OF APPOINTMENT OF AUDITORS:

         _______FOR                _______AGAINST             _______ABSTAIN


5.       DISCRETIONARY AUTHORITY:

         In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF PROPOSALS 1 THROUGH 4.

                              Dated: _______________________, 2000

                              ----------------------------------
                                       (Signature)

                              ----------------------------------
                                       (Signature)

                              Please sign your name exactly as it appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership or limited liability company, please sign in full entity name by authorized person.

                            -------------------------

                                   ATTENTION:

                            -------------------------


                                PLEASE NOTE THAT

                       THE ANNUAL MEETING OF STOCKHOLDERS

                                       OF

                  LUMEMON INNOVATIVE LIGHTWAVE TECHNOLOGY, INC.

                         TO BE HELD ON NOVEMBER 21, 2000

                                 WILL BE HELD AT

                                    2:00 p.m.

     at the Hilton Montreal Aeroport, 12505 Cote de Liesse, Dorval, Quebec.


           This represents a change in the time of the Annual Meeting from that indicated in the enclosed proxy materials.


             All other information contained in the enclosed proxy
                materials has not been effected by this revision.


                            -------------------------